Exhibit 10.5

同意函

Spousal Consent

日期：2020年 5 月 27 日

Date: May 27th, 2020

至：交易文件签署方

To: Parties of Transaction Documents

本人，杨茗珺（身份证号码：XXX），为陈勇良（身份证号码：XXX）之合法配偶。本人在此无条件并不可撤销地同意陈勇良于2020年 5 月 27 日签署下列文件（下称“交易文件”），并同意按照以下文件的规定处置陈勇良持有的、并登记在陈勇良名下的北京讯鸟软件有限公司（下称“北京讯鸟”）的股权：

The undersigned, Yang Mingjun (ID card No. XXX), is the lawful spouse of Chen Yongliang (ID card No. XXX). I hereby unconditionally and irrevocably agree to the execution of the following documents (hereinafter referred to as the “Transaction Documents”) by Chen Yongliang on May 22nd, 2020 and the disposal of the equity interests of Beijing Infobird Software Co., Ltd. (“Beijing Infobird”) held by Chen Yongliang and registered in Chen Yongliang’s name according to the following documents:

•	与讯鸟数字科技（北京）有限公司（下称“独资公司”）及北京讯鸟签署的《股权质押协议》；

Equity Interest Pledge Agreement entered into between Infobird Digital Technology (Beijing) Co., Ltd (hereinafter referred to as the “WFOE”) and Beijing Infobird;

•	与独资公司及北京讯鸟签署的《独家购买权合同》；

Exclusive Option Agreement entered into between the WFOE and Beijing Infobird;

•	陈勇良签署的《授权委托书》。

Power of Attorney executed by Chen Yongliang.

本人承诺不就陈勇良持有的北京讯鸟的股权提出任何主张。本人进一步确认，陈勇良履行交易文件以及进一步修改或终止交易文件并不需要本人另行授权或同意。

I hereby undertake not to make any assertions in connection with the equity interests of Beijing Infobird which are held by Chen Yongliang. I hereby further confirm that Chen Yongliang can perform the Transaction Documents and further amend or terminate the Transaction Documents absent authorization or consent from me.

秘密文件 Strictly Confidential

本人承诺将签署一切必要的文件，并采取一切必要的行动，以确保（经不时修订的）交易文件得到适当履行。

I hereby undertake to execute all necessary documents and take all necessary actions to ensure appropriate performance of the Transaction Documents (as amended form time to time).

本人同意并承诺，如本人由于任何原因获得陈勇良持有的北京讯鸟的任何股权，则本人应受（经不时修订的）交易文件以及独资公司和北京讯鸟之间于2020年 5月 27 日签署的《独家业务合作协议》（下称“独家业务合作协议”）的约束，并遵守作为北京讯鸟的股东在（经不时修订的）交易文件和独家业务合作协议下的义务，且为此目的，一旦独资公司提出要求，本人应签署格式和内容基本与（经不时修订的）交易文件和独家业务合作协议相同的一系列书面文件。

I hereby agree and undertake that if I obtain any equity interests of Beijing Infobird which are held by Chen Yongliang for any reasons, I shall be bound by the Transaction Documents and the Exclusive Business Cooperation Agreement entered into between the WFOE and Beijing Infobird as of May 27th, 2020 (“Exclusive Business Cooperation Agreement”) (as amended from time to time) and comply with the obligations thereunder as a shareholder of Beijing Infobird. For this purpose, upon the WFOE’s request, I shall sign a series of written documents in substantially the same format and content as the Transaction Documents and Exclusive Business Cooperation Agreement (as amended from time to time).

本同意函的订立、效力、解释、履行、修改和终止以及争议的解决均适用中国法律。因解释和履行本同意函而发生的任何争议，相关方应首先通过友好协商的方式加以解决。如果在一方向其他方发出要求协商解决的书面通知后30天之内争议仍然得不到解决，则任何一方均可将有关争议提交给中国国际经济贸易仲裁委员会，由该会按照其仲裁规则仲裁解决。仲裁应在北京进行，仲裁使用的语言应为中文。仲裁裁决是终局性的，对各方均有约束力。因解释和履行本同意函而发生任何争议或任何争议正在进行仲裁时，除争议的事项外，本人仍应继续行使各自在本协议项下的其他权利并履行本人在本同意函项下的其他义务。

The execution, effectiveness, construction, performance, amendment and termination of this consent letter and the resolution of disputes hereunder shall be governed by the laws of China. In the event of any dispute with respect to the construction and performance of this consent letter, the related parties shall first resolve the dispute through friendly negotiations. In the event the related parties fail to reach an agreement on the dispute within 30 days after either party's request to the other parties for resolution of the dispute through negotiations, either party may submit the relevant dispute to the China International Economic and Trade Arbitration Commission for arbitration, in accordance with its Arbitration Rules. The arbitration shall be conducted in Beijing, and the arbitration proceedings shall be conducted in Chinese. The arbitration award shall be final and binding on all Parties. Upon the occurrence of any disputes arising from the construction and performance of this consent letter or during the pending arbitration of any dispute, except for the matters under dispute, I shall continue to exercise my rights under this consent letter and perform my obligations under this consent letter.

秘密文件 Strictly Confidential

本同意函以中文和英文书就，中英文版本如有冲突，应以中文版为准。

This consent letter is written in Chinese and English. In case there is any conflict between the Chinese version and the English version, the Chinese version shall prevail.

/s/ Yang Mingjun

秘密文件 Strictly Confidential

同意函

Spousal Consent

日期：2020年 5 月 27 日

Date: May 27th, 2020

至：交易文件签署方

To: Parties of Transaction Documents

本人，瞿伶帆（身份证号码：XXX），为郭建峰（身份证号码：XXX）之合法配偶。本人在此无条件并不可撤销地同意郭建峰于2020年 5 月 27日签署下列文件（下称“交易文件”），并同意按照以下文件的规定处置郭建峰持有的、并登记在郭建峰名下的北京讯鸟软件有限公司（下称“北京讯鸟”）的股权：

The undersigned, Qu Lingfan (ID card No. XXX), is the lawful spouse of Guo Jianfeng (ID card No. XXX). I hereby unconditionally and irrevocably agree to the execution of the following documents (hereinafter referred to as the “Transaction Documents”) by Guo Jianfeng on May 22nd, 2020 and the disposal of the equity interests of Beijing Infobird Software Co., Ltd. (“Beijing Infobird”) held by Guo Jianfeng and registered in Guo Jianfeng’s name according to the following documents:

•	与讯鸟数字科技（北京）有限公司（下称“独资公司”）及北京讯鸟签署的《股权质押协议》；

Equity Interest Pledge Agreement entered into between Infobird Digital Technology (Beijing) Co., Ltd (hereinafter referred to as the “WFOE”) and Beijing Infobird;

•	与独资公司及北京讯鸟签署的《独家购买权合同》；

Exclusive Option Agreement entered into between the WFOE and Beijing Infobird;

•	郭建峰签署的《授权委托书》。

Power of Attorney executed by Guo Jianfeng.

秘密文件 Strictly Confidential

本人承诺不就郭建峰持有的北京讯鸟的股权提出任何主张。本人进一步确认，郭建峰履行交易文件以及进一步修改或终止交易文件并不需要本人另行授权或同意。

I hereby undertake not to make any assertions in connection with the equity interests of Beijing Infobird which are held by Guo Jianfeng. I hereby further confirm that Guo Jianfeng can perform the Transaction Documents and further amend or terminate the Transaction Documents absent authorization or consent from me.

本人承诺将签署一切必要的文件，并采取一切必要的行动，以确保（经不时修订的）交易文件得到适当履行。

I hereby undertake to execute all necessary documents and take all necessary actions to ensure appropriate performance of the Transaction Documents (as amended form time to time).

本人同意并承诺，如本人由于任何原因获得郭建峰持有的北京讯鸟的任何股权，则本人应受（经不时修订的）交易文件以及独资公司和北京讯鸟之间于2020年 5月 27 日签署的《独家业务合作协议》（下称“独家业务合作协议”）的约束，并遵守作为北京讯鸟的股东在（经不时修订的）交易文件和独家业务合作协议下的义务，且为此目的，一旦独资公司提出要求，本人应签署格式和内容基本与（经不时修订的）交易文件和独家业务合作协议相同的一系列书面文件。

I hereby agree and undertake that if I obtain any equity interests of Beijing Infobird which are held by Guo Jianfeng for any reasons, I shall be bound by the Transaction Documents and the Exclusive Business Cooperation Agreement entered into between the WFOE and Beijing Infobird as of May 27th, 2020 (“Exclusive Business Cooperation Agreement”) (as amended from time to time) and comply with the obligations thereunder as a shareholder of Beijing Infobird. For this purpose, upon the WFOE’s request, I shall sign a series of written documents in substantially the same format and content as the Transaction Documents and Exclusive Business Cooperation Agreement (as amended from time to time).

本同意函的订立、效力、解释、履行、修改和终止以及争议的解决均适用中国法律。因解释和履行本同意函而发生的任何争议，相关方应首先通过友好协商的方式加以解决。如果在一方向其他方发出要求协商解决的书面通知后30天之内争议仍然得不到解决，则任何一方均可将有关争议提交给中国国际经济贸易仲裁委员会，由该会按照其仲裁规则仲裁解决。仲裁应在北京进行，仲裁使用的语言应为中文。仲裁裁决是终局性的，对各方均有约束力。因解释和履行本同意函而发生任何争议或任何争议正在进行仲裁时，除争议的事项外，本人仍应继续行使各自在本协议项下的其他权利并履行本人在本同意函项下的其他义务。

The execution, effectiveness, construction, performance, amendment and termination of this consent letter and the resolution of disputes hereunder shall be governed by the laws of China. In the event of any dispute with respect to the construction and performance of this consent letter, the related parties shall first resolve the dispute through friendly negotiations. In the event the related parties fail to reach an agreement on the dispute within 30 days after either party's request to the other parties for resolution of the dispute through negotiations, either party may submit the relevant dispute to the China International Economic and Trade Arbitration Commission for arbitration, in accordance with its Arbitration Rules. The arbitration shall be conducted in Beijing, and the arbitration proceedings shall be conducted in Chinese. The arbitration award shall be final and binding on all Parties. Upon the occurrence of any disputes arising from the construction and performance of this consent letter or during the pending arbitration of any dispute, except for the matters under dispute, I shall continue to exercise my rights under this consent letter and perform my obligations under this consent letter.

秘密文件 Strictly Confidential

本同意函以中文和英文书就，中英文版本如有冲突，应以中文版为准。

This consent letter is written in Chinese and English. In case there is any conflict between the Chinese version and the English version, the Chinese version shall prevail.

/s/ Qu Lingfan

秘密文件 Strictly Confidential

同意函

Spousal Consent

日期：2020年 5 月 27 日

Date: May 27th, 2020

至：交易文件签署方

To: Parties of Transaction Documents

本人，XXX（身份证号码：XXX），为洪浩（身份证号码：XXX）之合法配偶。本人在此无条件并不可撤销地同意洪浩于2020年 5 月 27 日签署下列文件（下称“交易文件”），并同意按照以下文件的规定处置洪浩持有的、并登记在洪浩名下的北京讯鸟软件有限公司（下称“北京讯鸟”）的股权：

The undersigned, Guo Xin Xin (ID card No. XXX), is the lawful spouse of Hong Hao (ID card No. XXX). I hereby unconditionally and irrevocably agree to the execution of the following documents (hereinafter referred to as the “Transaction Documents”) by Hong Hao on May 27th, 2020 and the disposal of the equity interests of Beijing Infobird Software Co., Ltd. (“Beijing Infobird”) held by Hong Hao and registered in Hong Hao’s name according to the following documents:

•	与讯鸟数字科技（北京）有限公司（下称“独资公司”）及北京讯鸟签署的《股权质押协议》；

Equity Interest Pledge Agreement entered into between Infobird Digital Technology (Beijing) Co., Ltd (hereinafter referred to as the “WFOE”) and Beijing Infobird;

•	与独资公司及北京讯鸟签署的《独家购买权合同》；

Exclusive Option Agreement entered into between the WFOE and Beijing Infobird;

•	洪浩签署的《授权委托书》。

Power of Attorney executed by Hong Hao.

本人承诺不就洪浩持有的北京讯鸟的股权提出任何主张。本人进一步确认，洪浩履行交易文件以及进一步修改或终止交易文件并不需要本人另行授权或同意。

I hereby undertake not to make any assertions in connection with the equity interests of Beijing Infobird which are held by Hong Hao. I hereby further confirm that Hong Hao can perform the Transaction Documents and further amend or terminate the Transaction Documents absent authorization or consent from me.

秘密文件 Strictly Confidential

本人承诺将签署一切必要的文件，并采取一切必要的行动，以确保（经不时修订的）交易文件得到适当履行。

I hereby undertake to execute all necessary documents and take all necessary actions to ensure appropriate performance of the Transaction Documents (as amended form time to time).

本人同意并承诺，如本人由于任何原因获得洪浩持有的北京讯鸟的任何股权，则本人应受（经不时修订的）交易文件以及独资公司和北京讯鸟之间于2020年 5月 27 日签署的《独家业务合作协议》（下称“独家业务合作协议”）的约束，并遵守作为北京讯鸟的股东在（经不时修订的）交易文件和独家业务合作协议下的义务，且为此目的，一旦独资公司提出要求，本人应签署格式和内容基本与（经不时修订的）交易文件和独家业务合作协议相同的一系列书面文件。

I hereby agree and undertake that if I obtain any equity interests of Beijing Infobird which are held by Hong Hao for any reasons, I shall be bound by the Transaction Documents and the Exclusive Business Cooperation Agreement entered into between the WFOE and Beijing Infobird as of May 27th, 2020 (“Exclusive Business Cooperation Agreement”) (as amended from time to time) and comply with the obligations thereunder as a shareholder of Beijing Infobird. For this purpose, upon the WFOE’s request, I shall sign a series of written documents in substantially the same format and content as the Transaction Documents and Exclusive Business Cooperation Agreement (as amended from time to time).

本同意函的订立、效力、解释、履行、修改和终止以及争议的解决均适用中国法律。因解释和履行本同意函而发生的任何争议，相关方应首先通过友好协商的方式加以解决。如果在一方向其他方发出要求协商解决的书面通知后30天之内争议仍然得不到解决，则任何一方均可将有关争议提交给中国国际经济贸易仲裁委员会，由该会按照其仲裁规则仲裁解决。仲裁应在北京进行，仲裁使用的语言应为中文。仲裁裁决是终局性的，对各方均有约束力。因解释和履行本同意函而发生任何争议或任何争议正在进行仲裁时，除争议的事项外，本人仍应继续行使各自在本协议项下的其他权利并履行本人在本同意函项下的其他义务。

The execution, effectiveness, construction, performance, amendment and termination of this consent letter and the resolution of disputes hereunder shall be governed by the laws of China. In the event of any dispute with respect to the construction and performance of this consent letter, the related parties shall first resolve the dispute through friendly negotiations. In the event the related parties fail to reach an agreement on the dispute within 30 days after either party's request to the other parties for resolution of the dispute through negotiations, either party may submit the relevant dispute to the China International Economic and Trade Arbitration Commission for arbitration, in accordance with its Arbitration Rules. The arbitration shall be conducted in Beijing, and the arbitration proceedings shall be conducted in Chinese. The arbitration award shall be final and binding on all Parties. Upon the occurrence of any disputes arising from the construction and performance of this consent letter or during the pending arbitration of any dispute, except for the matters under dispute, I shall continue to exercise my rights under this consent letter and perform my obligations under this consent letter.

秘密文件 Strictly Confidential

本同意函以中文和英文书就，中英文版本如有冲突，应以中文版为准。

This consent letter is written in Chinese and English. In case there is any conflict between the Chinese version and the English version, the Chinese version shall prevail.

/s/ Guo Xin Xin

秘密文件 Strictly Confidential

同意函

Spousal Consent

日期：2020年 5 月 27 日

Date: May 27th, 2020

至：交易文件签署方

To: Parties of Transaction Documents

本人，闫鹏（身份证号码：XXX），为姜冬良（身份证号码：XXX）之合法配偶。本人在此无条件并不可撤销地同意姜冬良于2020年 5 月 27 日签署下列文件（下称“交易文件”），并同意按照以下文件的规定处置姜冬良持有的、并登记在姜冬良名下的北京讯鸟软件有限公司（下称“北京讯鸟”）的股权：

The undersigned, Yan Peng (ID card No. XXX), is the lawful spouse of Jiang Dongliang (ID card No. XXX). I hereby unconditionally and irrevocably agree to the execution of the following documents (hereinafter referred to as the “Transaction Documents”) by Jiang Dongliang on May 27th, 2020 and the disposal of the equity interests of Beijing Infobird Software Co., Ltd. (“Beijing Infobird”) held by Jiang Dongliang and registered in Jiang Dongliang’s name according to the following documents:

•	与讯鸟数字科技（北京）有限公司（下称“独资公司”）及北京讯鸟签署的《股权质押协议》；

Equity Interest Pledge Agreement entered into between Infobird Digital Technology (Beijing) Co., Ltd (hereinafter referred to as the “WFOE”) and Beijing Infobird;

•	与独资公司及北京讯鸟签署的《独家购买权合同》；

Exclusive Option Agreement entered into between the WFOE and Beijing Infobird;

•	姜冬良签署的《授权委托书》。

Power of Attorney executed by Jiang Dongliang.

本人承诺不就姜冬良持有的北京讯鸟的股权提出任何主张。本人进一步确认，姜冬良履行交易文件以及进一步修改或终止交易文件并不需要本人另行授权或同意。

I hereby undertake not to make any assertions in connection with the equity interests of Beijing Infobird which are held by Jiang Dongliang. I hereby further confirm that Jiang Dongliang can perform the Transaction Documents and further amend or terminate the Transaction Documents absent authorization or consent from me.

秘密文件 Strictly Confidential

本人承诺将签署一切必要的文件，并采取一切必要的行动，以确保（经不时修订的）交易文件得到适当履行。

I hereby undertake to execute all necessary documents and take all necessary actions to ensure appropriate performance of the Transaction Documents (as amended form time to time).

本人同意并承诺，如本人由于任何原因获得姜冬良持有的北京讯鸟的任何股权，则本人应受（经不时修订的）交易文件以及独资公司和北京讯鸟之间于2020年 5月 27 日签署的《独家业务合作协议》（下称“独家业务合作协议”）的约束，并遵守作为北京讯鸟的股东在（经不时修订的）交易文件和独家业务合作协议下的义务，且为此目的，一旦独资公司提出要求，本人应签署格式和内容基本与（经不时修订的）交易文件和独家业务合作协议相同的一系列书面文件。

I hereby agree and undertake that if I obtain any equity interests of Beijing Infobird which are held by Jiang Dongliang for any reasons, I shall be bound by the Transaction Documents and the Exclusive Business Cooperation Agreement entered into between the WFOE and Beijing Infobird as of May 27th, 2020 (“Exclusive Business Cooperation Agreement”) (as amended from time to time) and comply with the obligations thereunder as a shareholder of Beijing Infobird. For this purpose, upon the WFOE’s request, I shall sign a series of written documents in substantially the same format and content as the Transaction Documents and Exclusive Business Cooperation Agreement (as amended from time to time).

本同意函的订立、效力、解释、履行、修改和终止以及争议的解决均适用中国法律。因解释和履行本同意函而发生的任何争议，相关方应首先通过友好协商的方式加以解决。如果在一方向其他方发出要求协商解决的书面通知后30天之内争议仍然得不到解决，则任何一方均可将有关争议提交给中国国际经济贸易仲裁委员会，由该会按照其仲裁规则仲裁解决。仲裁应在北京进行，仲裁使用的语言应为中文。仲裁裁决是终局性的，对各方均有约束力。因解释和履行本同意函而发生任何争议或任何争议正在进行仲裁时，除争议的事项外，本人仍应继续行使各自在本协议项下的其他权利并履行本人在本同意函项下的其他义务。

The execution, effectiveness, construction, performance, amendment and termination of this consent letter and the resolution of disputes hereunder shall be governed by the laws of China. In the event of any dispute with respect to the construction and performance of this consent letter, the related parties shall first resolve the dispute through friendly negotiations. In the event the related parties fail to reach an agreement on the dispute within 30 days after either party's request to the other parties for resolution of the dispute through negotiations, either party may submit the relevant dispute to the China International Economic and Trade Arbitration Commission for arbitration, in accordance with its Arbitration Rules. The arbitration shall be conducted in Beijing, and the arbitration proceedings shall be conducted in Chinese. The arbitration award shall be final and binding on all Parties. Upon the occurrence of any disputes arising from the construction and performance of this consent letter or during the pending arbitration of any dispute, except for the matters under dispute, I shall continue to exercise my rights under this consent letter and perform my obligations under this consent letter.

秘密文件 Strictly Confidential

本同意函以中文和英文书就，中英文版本如有冲突，应以中文版为准。

This consent letter is written in Chinese and English. In case there is any conflict between the Chinese version and the English version, the Chinese version shall prevail.

/s/ Yan Peng

秘密文件 Strictly Confidential

同意函

Spousal Consent

日期：2020年 5 月 27 日

Date: May 27th, 2020

至：交易文件签署方

To: Parties of Transaction Documents

本人梁仰椿，（身份证号码：XXX），为鞠静（身份证号码：XXX）之合法配偶。本人在此无条件并不可撤销地同意鞠静于2020年 5 月 27 日签署下列文件（下称“交易文件”），并同意按照以下文件的规定处置鞠静持有的、并登记在鞠静名下的北京讯鸟软件有限公司（下称“北京讯鸟”）的股权：

The undersigned, Liang Yangchun (ID card No. XXX), is the lawful spouse of Ju Jing (ID card No. XXX). I hereby unconditionally and irrevocably agree to the execution of the following documents (hereinafter referred to as the “Transaction Documents”) by Ju Jing on May 27th, 2020 and the disposal of the equity interests of Beijing Infobird Software Co., Ltd. (“Beijing Infobird”) held by Ju Jing and registered in Ju Jing’s name according to the following documents:

•	与讯鸟数字科技（北京）有限公司（下称“独资公司”）及北京讯鸟签署的《股权质押协议》；

Equity Interest Pledge Agreement entered into between Infobird Digital Technology (Beijing) Co., Ltd (hereinafter referred to as the “WFOE”) and Beijing Infobird;

•	与独资公司及北京讯鸟签署的《独家购买权合同》；

Exclusive Option Agreement entered into between the WFOE and Beijing Infobird;

•	鞠静签署的《授权委托书》。

Power of Attorney executed by Ju Jing.

本人承诺不就鞠静持有的北京讯鸟的股权提出任何主张。本人进一步确认，鞠静履行交易文件以及进一步修改或终止交易文件并不需要本人另行授权或同意。

I hereby undertake not to make any assertions in connection with the equity interests of Beijing Infobird which are held by Ju Jing. I hereby further confirm that Ju Jing can perform the Transaction Documents and further amend or terminate the Transaction Documents absent authorization or consent from me.

秘密文件 Strictly Confidential

本人承诺将签署一切必要的文件，并采取一切必要的行动，以确保（经不时修订的）交易文件得到适当履行。

I hereby undertake to execute all necessary documents and take all necessary actions to ensure appropriate performance of the Transaction Documents (as amended form time to time).

本人同意并承诺，如本人由于任何原因获得鞠静持有的北京讯鸟的任何股权，则本人应受（经不时修订的）交易文件以及独资公司和北京讯鸟之间于2020年 5月 27 日签署的《独家业务合作协议》（下称“独家业务合作协议”）的约束，并遵守作为北京讯鸟的股东在（经不时修订的）交易文件和独家业务合作协议下的义务，且为此目的，一旦独资公司提出要求，本人应签署格式和内容基本与（经不时修订的）交易文件和独家业务合作协议相同的一系列书面文件。

I hereby agree and undertake that if I obtain any equity interests of Beijing Infobird which are held by Ju Jing for any reasons, I shall be bound by the Transaction Documents and the Exclusive Business Cooperation Agreement entered into between the WFOE and Beijing Infobird as of May 27th, 2020 (“Exclusive Business Cooperation Agreement”) (as amended from time to time) and comply with the obligations thereunder as a shareholder of Beijing Infobird. For this purpose, upon the WFOE’s request, I shall sign a series of written documents in substantially the same format and content as the Transaction Documents and Exclusive Business Cooperation Agreement (as amended from time to time).

本同意函的订立、效力、解释、履行、修改和终止以及争议的解决均适用中国法律。因解释和履行本同意函而发生的任何争议，相关方应首先通过友好协商的方式加以解决。如果在一方向其他方发出要求协商解决的书面通知后30天之内争议仍然得不到解决，则任何一方均可将有关争议提交给中国国际经济贸易仲裁委员会，由该会按照其仲裁规则仲裁解决。仲裁应在北京进行，仲裁使用的语言应为中文。仲裁裁决是终局性的，对各方均有约束力。因解释和履行本同意函而发生任何争议或任何争议正在进行仲裁时，除争议的事项外，本人仍应继续行使各自在本协议项下的其他权利并履行本人在本同意函项下的其他义务。

The execution, effectiveness, construction, performance, amendment and termination of this consent letter and the resolution of disputes hereunder shall be governed by the laws of China. In the event of any dispute with respect to the construction and performance of this consent letter, the related parties shall first resolve the dispute through friendly negotiations. In the event the related parties fail to reach an agreement on the dispute within 30 days after either party's request to the other parties for resolution of the dispute through negotiations, either party may submit the relevant dispute to the China International Economic and Trade Arbitration Commission for arbitration, in accordance with its Arbitration Rules. The arbitration shall be conducted in Beijing, and the arbitration proceedings shall be conducted in Chinese. The arbitration award shall be final and binding on all Parties. Upon the occurrence of any disputes arising from the construction and performance of this consent letter or during the pending arbitration of any dispute, except for the matters under dispute, I shall continue to exercise my rights under this consent letter and perform my obligations under this consent letter.

秘密文件 Strictly Confidential

本同意函以中文和英文书就，中英文版本如有冲突，应以中文版为准。

This consent letter is written in Chinese and English. In case there is any conflict between the Chinese version and the English version, the Chinese version shall prevail.

/s/ Liang Yangchun

秘密文件 Strictly Confidential

同意函

Spousal Consent

日期：2020年 5 月 27 日

Date: May 27th, 2020

至：交易文件签署方

To: Parties of Transaction Documents

本人， （身份证号码： XXX），为李玉江（身份证号码：XXX）之合法配偶。本人在此无条件并不可撤销地同意李玉江于2020年 5 月 27 日签署下列文件（下称“交易文件”），并同意按照以下文件的规定处置李玉江持有的、并登记在李玉江名下的北京讯鸟软件有限公司（下称“北京讯鸟”）的股权：

The undersigned, Yang Yue Yuan (ID card No. XXX), is the lawful spouse of Li Yujiang (ID card No. XXX). I hereby unconditionally and irrevocably agree to the execution of the following documents (hereinafter referred to as the “Transaction Documents”) by Li Yujiang on May 27th, 2020 and the disposal of the equity interests of Beijing Infobird Software Co., Ltd. (“Beijing Infobird”) held by Li Yujiang and registered in Li Yujiang’s name according to the following documents:

•	与讯鸟数字科技（北京）有限公司（下称“独资公司”）及北京讯鸟签署的《股权质押协议》；

Equity Interest Pledge Agreement entered into between Infobird Digital Technology (Beijing) Co., Ltd (hereinafter referred to as the “WFOE”) and Beijing Infobird;

•	与独资公司及北京讯鸟签署的《独家购买权合同》；

Exclusive Option Agreement entered into between the WFOE and Beijing Infobird;

•	李玉江签署的《授权委托书》。

Power of Attorney executed by Li Yujiang.

本人承诺不就李玉江持有的北京讯鸟的股权提出任何主张。本人进一步确认，李玉江履行交易文件以及进一步修改或终止交易文件并不需要本人另行授权或同意。

I hereby undertake not to make any assertions in connection with the equity interests of Beijing Infobird which are held by Li Yujiang. I hereby further confirm that Li Yujiang can perform the Transaction Documents and further amend or terminate the Transaction Documents absent authorization or consent from me.

秘密文件 Strictly Confidential

本人承诺将签署一切必要的文件，并采取一切必要的行动，以确保（经不时修订的）交易文件得到适当履行。

I hereby undertake to execute all necessary documents and take all necessary actions to ensure appropriate performance of the Transaction Documents (as amended form time to time).

本人同意并承诺，如本人由于任何原因获得李玉江持有的北京讯鸟的任何股权，则本人应受（经不时修订的）交易文件以及独资公司和北京讯鸟之间于2020年 5月 27 日签署的《独家业务合作协议》（下称“独家业务合作协议”）的约束，并遵守作为北京讯鸟的股东在（经不时修订的）交易文件和独家业务合作协议下的义务，且为此目的，一旦独资公司提出要求，本人应签署格式和内容基本与（经不时修订的）交易文件和独家业务合作协议相同的一系列书面文件。

I hereby agree and undertake that if I obtain any equity interests of Beijing Infobird which are held by Li Yujiang for any reasons, I shall be bound by the Transaction Documents and the Exclusive Business Cooperation Agreement entered into between the WFOE and Beijing Infobird as of May 27th, 2020 (“Exclusive Business Cooperation Agreement”) (as amended from time to time) and comply with the obligations thereunder as a shareholder of Beijing Infobird. For this purpose, upon the WFOE’s request, I shall sign a series of written documents in substantially the same format and content as the Transaction Documents and Exclusive Business Cooperation Agreement (as amended from time to time).

本同意函的订立、效力、解释、履行、修改和终止以及争议的解决均适用中国法律。因解释和履行本同意函而发生的任何争议，相关方应首先通过友好协商的方式加以解决。如果在一方向其他方发出要求协商解决的书面通知后30天之内争议仍然得不到解决，则任何一方均可将有关争议提交给中国国际经济贸易仲裁委员会，由该会按照其仲裁规则仲裁解决。仲裁应在北京进行，仲裁使用的语言应为中文。仲裁裁决是终局性的，对各方均有约束力。因解释和履行本同意函而发生任何争议或任何争议正在进行仲裁时，除争议的事项外，本人仍应继续行使各自在本协议项下的其他权利并履行本人在本同意函项下的其他义务。

The execution, effectiveness, construction, performance, amendment and termination of this consent letter and the resolution of disputes hereunder shall be governed by the laws of China. In the event of any dispute with respect to the construction and performance of this consent letter, the related parties shall first resolve the dispute through friendly negotiations. In the event the related parties fail to reach an agreement on the dispute within 30 days after either party's request to the other parties for resolution of the dispute through negotiations, either party may submit the relevant dispute to the China International Economic and Trade Arbitration Commission for arbitration, in accordance with its Arbitration Rules. The arbitration shall be conducted in Beijing, and the arbitration proceedings shall be conducted in Chinese. The arbitration award shall be final and binding on all Parties. Upon the occurrence of any disputes arising from the construction and performance of this consent letter or during the pending arbitration of any dispute, except for the matters under dispute, I shall continue to exercise my rights under this consent letter and perform my obligations under this consent letter.

秘密文件 Strictly Confidential

本同意函以中文和英文书就，中英文版本如有冲突，应以中文版为准。

This consent letter is written in Chinese and English. In case there is any conflict between the Chinese version and the English version, the Chinese version shall prevail.

/s/ Yang Yue Yuan

秘密文件 Strictly Confidential

同意函

Spousal Consent

日期：2020年 5 月 27 日

Date: May 27th, 2020

至：交易文件签署方

To: Parties of Transaction Documents

本人，XXX（身份证号码：XXX），为李治国（身份证号码：XXX）之合法配偶。本人在此无条件并不可撤销地同意李治国于2020年 5 月 27 日签署下列文件（下称“交易文件”），并同意按照以下文件的规定处置李治国持有的、并登记在李治国名下的北京讯鸟软件有限公司（下称“北京讯鸟”）的股权：

The undersigned, XXX (ID card No. XXX), is the lawful spouse of Li Zhiguo (ID card No. XXX). I hereby unconditionally and irrevocably agree to the execution of the following documents (hereinafter referred to as the “Transaction Documents”) by Li Zhiguo on May 22nd, 2020 and the disposal of the equity interests of Beijing Infobird Software Co., Ltd. (“Beijing Infobird”) held by Li Zhiguo and registered in Li Zhiguo’s name according to the following documents:

•	与讯鸟数字科技（北京）有限公司（下称“独资公司”）及北京讯鸟签署的《股权质押协议》；

Equity Interest Pledge Agreement entered into between Infobird Digital Technology (Beijing) Co., Ltd (hereinafter referred to as the “WFOE”) and Beijing Infobird;

•	与独资公司及北京讯鸟签署的《独家购买权合同》；

Exclusive Option Agreement entered into between the WFOE and Beijing Infobird;

•	李治国签署的《授权委托书》。

Power of Attorney executed by Li Zhiguo .

本人承诺不就李治国持有的北京讯鸟的股权提出任何主张。本人进一步确认，李治国履行交易文件以及进一步修改或终止交易文件并不需要本人另行授权或同意。

I hereby undertake not to make any assertions in connection with the equity interests of Beijing Infobird which are held by Li Zhiguo. I hereby further confirm that Li Zhiguo can perform the Transaction Documents and further amend or terminate the Transaction Documents absent authorization or consent from me.

秘密文件 Strictly Confidential

本人承诺将签署一切必要的文件，并采取一切必要的行动，以确保（经不时修订的）交易文件得到适当履行。

I hereby undertake to execute all necessary documents and take all necessary actions to ensure appropriate performance of the Transaction Documents (as amended form time to time).

本人同意并承诺，如本人由于任何原因获得李治国持有的北京讯鸟的任何股权，则本人应受（经不时修订的）交易文件以及独资公司和北京讯鸟之间于2020年 5月 27 日签署的《独家业务合作协议》（下称“独家业务合作协议”）的约束，并遵守作为北京讯鸟的股东在（经不时修订的）交易文件和独家业务合作协议下的义务，且为此目的，一旦独资公司提出要求，本人应签署格式和内容基本与（经不时修订的）交易文件和独家业务合作协议相同的一系列书面文件。

I hereby agree and undertake that if I obtain any equity interests of Beijing Infobird which are held by Li Zhiguo for any reasons, I shall be bound by the Transaction Documents and the Exclusive Business Cooperation Agreement entered into between the WFOE and Beijing Infobird as of May 27th, 2020 (“Exclusive Business Cooperation Agreement”) (as amended from time to time) and comply with the obligations thereunder as a shareholder of Beijing Infobird. For this purpose, upon the WFOE’s request, I shall sign a series of written documents in substantially the same format and content as the Transaction Documents and Exclusive Business Cooperation Agreement (as amended from time to time).

本同意函的订立、效力、解释、履行、修改和终止以及争议的解决均适用中国法律。因解释和履行本同意函而发生的任何争议，相关方应首先通过友好协商的方式加以解决。如果在一方向其他方发出要求协商解决的书面通知后30天之内争议仍然得不到解决，则任何一方均可将有关争议提交给中国国际经济贸易仲裁委员会，由该会按照其仲裁规则仲裁解决。仲裁应在北京进行，仲裁使用的语言应为中文。仲裁裁决是终局性的，对各方均有约束力。因解释和履行本同意函而发生任何争议或任何争议正在进行仲裁时，除争议的事项外，本人仍应继续行使各自在本协议项下的其他权利并履行本人在本同意函项下的其他义务。

The execution, effectiveness, construction, performance, amendment and termination of this consent letter and the resolution of disputes hereunder shall be governed by the laws of China. In the event of any dispute with respect to the construction and performance of this consent letter, the related parties shall first resolve the dispute through friendly negotiations. In the event the related parties fail to reach an agreement on the dispute within 30 days after either party's request to the other parties for resolution of the dispute through negotiations, either party may submit the relevant dispute to the China International Economic and Trade Arbitration Commission for arbitration, in accordance with its Arbitration Rules. The arbitration shall be conducted in Beijing, and the arbitration proceedings shall be conducted in Chinese. The arbitration award shall be final and binding on all Parties. Upon the occurrence of any disputes arising from the construction and performance of this consent letter or during the pending arbitration of any dispute, except for the matters under dispute, I shall continue to exercise my rights under this consent letter and perform my obligations under this consent letter.

秘密文件 Strictly Confidential

本同意函以中文和英文书就，中英文版本如有冲突，应以中文版为准。

This consent letter is written in Chinese and English. In case there is any conflict between the Chinese version and the English version, the Chinese version shall prevail.

/s/ Liu Lei

秘密文件 Strictly Confidential

同意函

Spousal Consent

日期：2020年 5 月 27 日

Date: May 27th, 2020

至：交易文件签署方

To: Parties of Transaction Documents

本人，刘颖（身份证号码：XXX），为林军（身份证号码：XXX）之合法配偶。本人在此无条件并不可撤销地同意林军于2020年 5 月 27日签署下列文件（下称“交易文件”），并同意按照以下文件的规定处置林军持有的、并登记在林军名下的北京讯鸟软件有限公司（下称“北京讯鸟”）的股权：

The undersigned, Liu Ying (ID card No. XXX), is the lawful spouse of Lin Jun (ID card No. XXX). I hereby unconditionally and irrevocably agree to the execution of the following documents (hereinafter referred to as the “Transaction Documents”) by Lin Jun on May 27th, 2020 and the disposal of the equity interests of Beijing Infobird Software Co., Ltd. (“Beijing Infobird”) held by Lin Jun and registered in Lin Jun’s name according to the following documents:

•	与讯鸟数字科技（北京）有限公司（下称“独资公司”）及北京讯鸟签署的《股权质押协议》；

Equity Interest Pledge Agreement entered into between Infobird Digital Technology (Beijing) Co., Ltd (hereinafter referred to as the “WFOE”) and Beijing Infobird;

•	与独资公司及北京讯鸟签署的《独家购买权合同》；

Exclusive Option Agreement entered into between the WFOE and Beijing Infobird;

•	林军签署的《授权委托书》。

Power of Attorney executed by Lin Jun.

本人承诺不就林军持有的北京讯鸟的股权提出任何主张。本人进一步确认，林军履行交易文件以及进一步修改或终止交易文件并不需要本人另行授权或同意。

I hereby undertake not to make any assertions in connection with the equity interests of Beijing Infobird which are held by Lin Jun. I hereby further confirm that Lin Jun can perform the Transaction Documents and further amend or terminate the Transaction Documents absent authorization or consent from me.

秘密文件 Strictly Confidential

本人承诺将签署一切必要的文件，并采取一切必要的行动，以确保（经不时修订的）交易文件得到适当履行。

I hereby undertake to execute all necessary documents and take all necessary actions to ensure appropriate performance of the Transaction Documents (as amended form time to time).

本人同意并承诺，如本人由于任何原因获得林军持有的北京讯鸟的任何股权，则本人应受（经不时修订的）交易文件以及独资公司和北京讯鸟之间于2020年 5月 27 日签署的《独家业务合作协议》（下称“独家业务合作协议”）的约束，并遵守作为北京讯鸟的股东在（经不时修订的）交易文件和独家业务合作协议下的义务，且为此目的，一旦独资公司提出要求，本人应签署格式和内容基本与（经不时修订的）交易文件和独家业务合作协议相同的一系列书面文件。

I hereby agree and undertake that if I obtain any equity interests of Beijing Infobird which are held by Lin Jun for any reasons, I shall be bound by the Transaction Documents and the Exclusive Business Cooperation Agreement entered into between the WFOE and Beijing Infobird as of May 27th, 2020 (“Exclusive Business Cooperation Agreement”) (as amended from time to time) and comply with the obligations thereunder as a shareholder of Beijing Infobird. For this purpose, upon the WFOE’s request, I shall sign a series of written documents in substantially the same format and content as the Transaction Documents and Exclusive Business Cooperation Agreement (as amended from time to time).

本同意函的订立、效力、解释、履行、修改和终止以及争议的解决均适用中国法律。因解释和履行本同意函而发生的任何争议，相关方应首先通过友好协商的方式加以解决。如果在一方向其他方发出要求协商解决的书面通知后30天之内争议仍然得不到解决，则任何一方均可将有关争议提交给中国国际经济贸易仲裁委员会，由该会按照其仲裁规则仲裁解决。仲裁应在北京进行，仲裁使用的语言应为中文。仲裁裁决是终局性的，对各方均有约束力。因解释和履行本同意函而发生任何争议或任何争议正在进行仲裁时，除争议的事项外，本人仍应继续行使各自在本协议项下的其他权利并履行本人在本同意函项下的其他义务。

The execution, effectiveness, construction, performance, amendment and termination of this consent letter and the resolution of disputes hereunder shall be governed by the laws of China. In the event of any dispute with respect to the construction and performance of this consent letter, the related parties shall first resolve the dispute through friendly negotiations. In the event the related parties fail to reach an agreement on the dispute within 30 days after either party's request to the other parties for resolution of the dispute through negotiations, either party may submit the relevant dispute to the China International Economic and Trade Arbitration Commission for arbitration, in accordance with its Arbitration Rules. The arbitration shall be conducted in Beijing, and the arbitration proceedings shall be conducted in Chinese. The arbitration award shall be final and binding on all Parties. Upon the occurrence of any disputes arising from the construction and performance of this consent letter or during the pending arbitration of any dispute, except for the matters under dispute, I shall continue to exercise my rights under this consent letter and perform my obligations under this consent letter.

秘密文件 Strictly Confidential

本同意函以中文和英文书就，中英文版本如有冲突，应以中文版为准。

This consent letter is written in Chinese and English. In case there is any conflict between the Chinese version and the English version, the Chinese version shall prevail.

/s/ Liu Ying

秘密文件 Strictly Confidential

同意函

Spousal Consent

日期：2020年 5 月 27 日

Date: May 27th, 2020

至：交易文件签署方

To: Parties of Transaction Documents

本人，XXX（身份证号码：XXX），为林乃臻（身份证号码：XXX）之合法配偶。本人在此无条件并不可撤销地同意林乃臻于2020年 5 月 27 日签署下列文件（下称“交易文件”），并同意按照以下文件的规定处置林乃臻持有的、并登记在林乃臻名下的北京讯鸟软件有限公司（下称“北京讯鸟”）的股权：

The undersigned, XXX (ID card No. XXX), is the lawful spouse of Lin Naizhen (ID card No. XXX). I hereby unconditionally and irrevocably agree to the execution of the following documents (hereinafter referred to as the “Transaction Documents”) by Lin Naizhen on May 27th, 2020 and the disposal of the equity interests of Beijing Infobird Software Co., Ltd. (“Beijing Infobird”) held by Lin Naizhen and registered in Lin Naizhen’s name according to the following documents:

•	与讯鸟数字科技（北京）有限公司（下称“独资公司”）及北京讯鸟签署的《股权质押协议》；

Equity Interest Pledge Agreement entered into between Infobird Digital Technology (Beijing) Co., Ltd (hereinafter referred to as the “WFOE”) and Beijing Infobird;

•	与独资公司及北京讯鸟签署的《独家购买权合同》；

Exclusive Option Agreement entered into between the WFOE and Beijing Infobird;

•	林乃臻签署的《授权委托书》。

Power of Attorney executed by Lin Naizhen.

本人承诺不就林乃臻持有的北京讯鸟的股权提出任何主张。本人进一步确认，林乃臻履行交易文件以及进一步修改或终止交易文件并不需要本人另行授权或同意。

I hereby undertake not to make any assertions in connection with the equity interests of Beijing Infobird which are held by Lin Naizhen. I hereby further confirm that Lin Naizhen can perform the Transaction Documents and further amend or terminate the Transaction Documents absent authorization or consent from me.

秘密文件 Strictly Confidential

本人承诺将签署一切必要的文件，并采取一切必要的行动，以确保（经不时修订的）交易文件得到适当履行。

I hereby undertake to execute all necessary documents and take all necessary actions to ensure appropriate performance of the Transaction Documents (as amended form time to time).

本人同意并承诺，如本人由于任何原因获得林乃臻持有的北京讯鸟的任何股权，则本人应受（经不时修订的）交易文件以及独资公司和北京讯鸟之间于2020年 5月 27 日签署的《独家业务合作协议》（下称“独家业务合作协议”）的约束，并遵守作为北京讯鸟的股东在（经不时修订的）交易文件和独家业务合作协议下的义务，且为此目的，一旦独资公司提出要求，本人应签署格式和内容基本与（经不时修订的）交易文件和独家业务合作协议相同的一系列书面文件。

I hereby agree and undertake that if I obtain any equity interests of Beijing Infobird which are held by Lin Naizhen for any reasons, I shall be bound by the Transaction Documents and the Exclusive Business Cooperation Agreement entered into between the WFOE and Beijing Infobird as of May 27th, 2020 (“Exclusive Business Cooperation Agreement”) (as amended from time to time) and comply with the obligations thereunder as a shareholder of Beijing Infobird. For this purpose, upon the WFOE’s request, I shall sign a series of written documents in substantially the same format and content as the Transaction Documents and Exclusive Business Cooperation Agreement (as amended from time to time).

本同意函的订立、效力、解释、履行、修改和终止以及争议的解决均适用中国法律。因解释和履行本同意函而发生的任何争议，相关方应首先通过友好协商的方式加以解决。如果在一方向其他方发出要求协商解决的书面通知后30天之内争议仍然得不到解决，则任何一方均可将有关争议提交给中国国际经济贸易仲裁委员会，由该会按照其仲裁规则仲裁解决。仲裁应在北京进行，仲裁使用的语言应为中文。仲裁裁决是终局性的，对各方均有约束力。因解释和履行本同意函而发生任何争议或任何争议正在进行仲裁时，除争议的事项外，本人仍应继续行使各自在本协议项下的其他权利并履行本人在本同意函项下的其他义务。

The execution, effectiveness, construction, performance, amendment and termination of this consent letter and the resolution of disputes hereunder shall be governed by the laws of China. In the event of any dispute with respect to the construction and performance of this consent letter, the related parties shall first resolve the dispute through friendly negotiations. In the event the related parties fail to reach an agreement on the dispute within 30 days after either party's request to the other parties for resolution of the dispute through negotiations, either party may submit the relevant dispute to the China International Economic and Trade Arbitration Commission for arbitration, in accordance with its Arbitration Rules. The arbitration shall be conducted in Beijing, and the arbitration proceedings shall be conducted in Chinese. The arbitration award shall be final and binding on all Parties. Upon the occurrence of any disputes arising from the construction and performance of this consent letter or during the pending arbitration of any dispute, except for the matters under dispute, I shall continue to exercise my rights under this consent letter and perform my obligations under this consent letter.

秘密文件 Strictly Confidential

本同意函以中文和英文书就，中英文版本如有冲突，应以中文版为准。

This consent letter is written in Chinese and English. In case there is any conflict between the Chinese version and the English version, the Chinese version shall prevail.

/s/ Shi LiZhen

秘密文件 Strictly Confidential

同意函

Spousal Consent

日期：2020年 5 月 27 日

Date: May 27th, 2020

至：交易文件签署方

To: Parties of Transaction Documents

本人，宾玉（身份证号码：XXX），为孟继（身份证号码：XXX）之合法配偶。本人在此无条件并不可撤销地同意孟继于2020年 5 月 27 日签署下列文件（下称“交易文件”），并同意按照以下文件的规定处置孟继持有的、并登记在孟继名下的北京讯鸟软件有限公司（下称“北京讯鸟”）的股权：

The undersigned, Bin Yu (ID card No. XXX), is the lawful spouse of Meng Ji (ID card No. XXX). I hereby unconditionally and irrevocably agree to the execution of the following documents (hereinafter referred to as the “Transaction Documents”) by Meng Ji on May 27th, 2020 and the disposal of the equity interests of Beijing Infobird Software Co., Ltd. (“Beijing Infobird”) held by Meng Ji and registered in Meng Ji’s name according to the following documents:

•	与讯鸟数字科技（北京）有限公司（下称“独资公司”）及北京讯鸟签署的《股权质押协议》；

Equity Interest Pledge Agreement entered into between Infobird Digital Technology (Beijing) Co., Ltd (hereinafter referred to as the “WFOE”) and Beijing Infobird;

•	与独资公司及北京讯鸟签署的《独家购买权合同》；

Exclusive Option Agreement entered into between the WFOE and Beijing Infobird;

•	孟继签署的《授权委托书》。

Power of Attorney executed by Meng Ji.

本人承诺不就孟继持有的北京讯鸟的股权提出任何主张。本人进一步确认，孟继履行交易文件以及进一步修改或终止交易文件并不需要本人另行授权或同意。

I hereby undertake not to make any assertions in connection with the equity interests of Beijing Infobird which are held by Meng Ji. I hereby further confirm that Meng Ji can perform the Transaction Documents and further amend or terminate the Transaction Documents absent authorization or consent from me.

秘密文件 Strictly Confidential

本人承诺将签署一切必要的文件，并采取一切必要的行动，以确保（经不时修订的）交易文件得到适当履行。

I hereby undertake to execute all necessary documents and take all necessary actions to ensure appropriate performance of the Transaction Documents (as amended form time to time).

本人同意并承诺，如本人由于任何原因获得孟继持有的北京讯鸟的任何股权，则本人应受（经不时修订的）交易文件以及独资公司和北京讯鸟之间于2020年 5月 27 日签署的《独家业务合作协议》（下称“独家业务合作协议”）的约束，并遵守作为北京讯鸟的股东在（经不时修订的）交易文件和独家业务合作协议下的义务，且为此目的，一旦独资公司提出要求，本人应签署格式和内容基本与（经不时修订的）交易文件和独家业务合作协议相同的一系列书面文件。

I hereby agree and undertake that if I obtain any equity interests of Beijing Infobird which are held by Meng Ji for any reasons, I shall be bound by the Transaction Documents and the Exclusive Business Cooperation Agreement entered into between the WFOE and Beijing Infobird as of May 27th, 2020 (“Exclusive Business Cooperation Agreement”) (as amended from time to time) and comply with the obligations thereunder as a shareholder of Beijing Infobird. For this purpose, upon the WFOE’s request, I shall sign a series of written documents in substantially the same format and content as the Transaction Documents and Exclusive Business Cooperation Agreement (as amended from time to time).

本同意函的订立、效力、解释、履行、修改和终止以及争议的解决均适用中国法律。因解释和履行本同意函而发生的任何争议，相关方应首先通过友好协商的方式加以解决。如果在一方向其他方发出要求协商解决的书面通知后30天之内争议仍然得不到解决，则任何一方均可将有关争议提交给中国国际经济贸易仲裁委员会，由该会按照其仲裁规则仲裁解决。仲裁应在北京进行，仲裁使用的语言应为中文。仲裁裁决是终局性的，对各方均有约束力。因解释和履行本同意函而发生任何争议或任何争议正在进行仲裁时，除争议的事项外，本人仍应继续行使各自在本协议项下的其他权利并履行本人在本同意函项下的其他义务。

The execution, effectiveness, construction, performance, amendment and termination of this consent letter and the resolution of disputes hereunder shall be governed by the laws of China. In the event of any dispute with respect to the construction and performance of this consent letter, the related parties shall first resolve the dispute through friendly negotiations. In the event the related parties fail to reach an agreement on the dispute within 30 days after either party's request to the other parties for resolution of the dispute through negotiations, either party may submit the relevant dispute to the China International Economic and Trade Arbitration Commission for arbitration, in accordance with its Arbitration Rules. The arbitration shall be conducted in Beijing, and the arbitration proceedings shall be conducted in Chinese. The arbitration award shall be final and binding on all Parties. Upon the occurrence of any disputes arising from the construction and performance of this consent letter or during the pending arbitration of any dispute, except for the matters under dispute, I shall continue to exercise my rights under this consent letter and perform my obligations under this consent letter.

秘密文件 Strictly Confidential

本同意函以中文和英文书就，中英文版本如有冲突，应以中文版为准。

This consent letter is written in Chinese and English. In case there is any conflict between the Chinese version and the English version, the Chinese version shall prevail.

/s/ Bin Yu

秘密文件 Strictly Confidential

同意函

Spousal Consent

日期：2020年 5 月 27 日

Date: May 27th, 2020

至：交易文件签署方

To: Parties of Transaction Documents

本人，XXX（身份证号码：XXX），为苗满林（身份证号码：XXX）之合法配偶。本人在此无条件并不可撤销地同意苗满林于2020年 5 月 27日签署下列文件（下称“交易文件”），并同意按照以下文件的规定处置苗满林持有的、并登记在苗满林名下的北京讯鸟软件有限公司（下称“北京讯鸟”）的股权：

The undersigned, Fengbin Hai (ID card No. XXX), is the lawful spouse of Miao Manlin (ID card No. XXX). I hereby unconditionally and irrevocably agree to the execution of the following documents (hereinafter referred to as the “Transaction Documents”) by Miao Manlin on May 27th, 2020 and the disposal of the equity interests of Beijing Infobird Software Co., Ltd. (“Beijing Infobird”) held by Miao Manlin and registered in Miao Manlin’s name according to the following documents:

•	与讯鸟数字科技（北京）有限公司（下称“独资公司”）及北京讯鸟签署的《股权质押协议》；

Equity Interest Pledge Agreement entered into between Infobird Digital Technology (Beijing) Co., Ltd (hereinafter referred to as the “WFOE”) and Beijing Infobird;

•	与独资公司及北京讯鸟签署的《独家购买权合同》；

Exclusive Option Agreement entered into between the WFOE and Beijing Infobird;

•	苗满林签署的《授权委托书》。

Power of Attorney executed by Miao Manlin.

本人承诺不就苗满林持有的北京讯鸟的股权提出任何主张。本人进一步确认，苗满林履行交易文件以及进一步修改或终止交易文件并不需要本人另行授权或同意。

I hereby undertake not to make any assertions in connection with the equity interests of Beijing Infobird which are held by Miao Manlin. I hereby further confirm that Miao Manlin can perform the Transaction Documents and further amend or terminate the Transaction Documents absent authorization or consent from me.

秘密文件 Strictly Confidential

本人承诺将签署一切必要的文件，并采取一切必要的行动，以确保（经不时修订的）交易文件得到适当履行。

I hereby undertake to execute all necessary documents and take all necessary actions to ensure appropriate performance of the Transaction Documents (as amended form time to time).

本人同意并承诺，如本人由于任何原因获得苗满林持有的北京讯鸟的任何股权，则本人应受（经不时修订的）交易文件以及独资公司和北京讯鸟之间于2020年 5月 27 日签署的《独家业务合作协议》（下称“独家业务合作协议”）的约束，并遵守作为北京讯鸟的股东在（经不时修订的）交易文件和独家业务合作协议下的义务，且为此目的，一旦独资公司提出要求，本人应签署格式和内容基本与（经不时修订的）交易文件和独家业务合作协议相同的一系列书面文件。

I hereby agree and undertake that if I obtain any equity interests of Beijing Infobird which are held by Miao Manlin for any reasons, I shall be bound by the Transaction Documents and the Exclusive Business Cooperation Agreement entered into between the WFOE and Beijing Infobird as of May 27th, 2020 (“Exclusive Business Cooperation Agreement”) (as amended from time to time) and comply with the obligations thereunder as a shareholder of Beijing Infobird. For this purpose, upon the WFOE’s request, I shall sign a series of written documents in substantially the same format and content as the Transaction Documents and Exclusive Business Cooperation Agreement (as amended from time to time).

本同意函的订立、效力、解释、履行、修改和终止以及争议的解决均适用中国法律。因解释和履行本同意函而发生的任何争议，相关方应首先通过友好协商的方式加以解决。如果在一方向其他方发出要求协商解决的书面通知后30天之内争议仍然得不到解决，则任何一方均可将有关争议提交给中国国际经济贸易仲裁委员会，由该会按照其仲裁规则仲裁解决。仲裁应在北京进行，仲裁使用的语言应为中文。仲裁裁决是终局性的，对各方均有约束力。因解释和履行本同意函而发生任何争议或任何争议正在进行仲裁时，除争议的事项外，本人仍应继续行使各自在本协议项下的其他权利并履行本人在本同意函项下的其他义务。

The execution, effectiveness, construction, performance, amendment and termination of this consent letter and the resolution of disputes hereunder shall be governed by the laws of China. In the event of any dispute with respect to the construction and performance of this consent letter, the related parties shall first resolve the dispute through friendly negotiations. In the event the related parties fail to reach an agreement on the dispute within 30 days after either party's request to the other parties for resolution of the dispute through negotiations, either party may submit the relevant dispute to the China International Economic and Trade Arbitration Commission for arbitration, in accordance with its Arbitration Rules. The arbitration shall be conducted in Beijing, and the arbitration proceedings shall be conducted in Chinese. The arbitration award shall be final and binding on all Parties. Upon the occurrence of any disputes arising from the construction and performance of this consent letter or during the pending arbitration of any dispute, except for the matters under dispute, I shall continue to exercise my rights under this consent letter and perform my obligations under this consent letter.

秘密文件 Strictly Confidential

本同意函以中文和英文书就，中英文版本如有冲突，应以中文版为准。

This consent letter is written in Chinese and English. In case there is any conflict between the Chinese version and the English version, the Chinese version shall prevail.

/s/ Fengbin Hai

秘密文件 Strictly Confidential

同意函

Spousal Consent

日期：2020年 5 月 27 日

Date: May 27th, 2020

至：交易文件签署方

To: Parties of Transaction Documents

本人，XXX（身份证号码：XXX），为王江（身份证号码：XXX）之合法配偶。本人在此无条件并不可撤销地同意王江于2020年 5 月 27 日签署下列文件（下称“交易文件”），并同意按照以下文件的规定处置王江持有的、并登记在王江名下的北京讯鸟软件有限公司（下称“北京讯鸟”）的股权：

The undersigned, He Suru (ID card No. XXX ), is the lawful spouse of Wang Jiang (ID card No. XXX). I hereby unconditionally and irrevocably agree to the execution of the following documents (hereinafter referred to as the “Transaction Documents”) by Wang Jiang on May 27th, 2020 and the disposal of the equity interests of Beijing Infobird Software Co., Ltd. (“Beijing Infobird”) held by Wang Jiang and registered in Wang Jiang’s name according to the following documents:

•	与讯鸟数字科技（北京）有限公司（下称“独资公司”）及北京讯鸟签署的《股权质押协议》；

Equity Interest Pledge Agreement entered into between Infobird Digital Technology (Beijing) Co., Ltd (hereinafter referred to as the “WFOE”) and Beijing Infobird;

•	与独资公司及北京讯鸟签署的《独家购买权合同》；

Exclusive Option Agreement entered into between the WFOE and Beijing Infobird;

•	王江签署的《授权委托书》。

Power of Attorney executed by Wang Jiang.

本人承诺不就王江持有的北京讯鸟的股权提出任何主张。本人进一步确认，王江履行交易文件以及进一步修改或终止交易文件并不需要本人另行授权或同意。

I hereby undertake not to make any assertions in connection with the equity interests of Beijing Infobird which are held by Wang Jiang. I hereby further confirm that Wang Jiang can perform the Transaction Documents and further amend or terminate the Transaction Documents absent authorization or consent from me.

秘密文件 Strictly Confidential

本人承诺将签署一切必要的文件，并采取一切必要的行动，以确保（经不时修订的）交易文件得到适当履行。

I hereby undertake to execute all necessary documents and take all necessary actions to ensure appropriate performance of the Transaction Documents (as amended form time to time).

本人同意并承诺，如本人由于任何原因获得王江持有的北京讯鸟的任何股权，则本人应受（经不时修订的）交易文件以及独资公司和北京讯鸟之间于2020年 5月 27 日签署的《独家业务合作协议》（下称“独家业务合作协议”）的约束，并遵守作为北京讯鸟的股东在（经不时修订的）交易文件和独家业务合作协议下的义务，且为此目的，一旦独资公司提出要求，本人应签署格式和内容基本与（经不时修订的）交易文件和独家业务合作协议相同的一系列书面文件。

I hereby agree and undertake that if I obtain any equity interests of Beijing Infobird which are held by Wang Jiang for any reasons, I shall be bound by the Transaction Documents and the Exclusive Business Cooperation Agreement entered into between the WFOE and Beijing Infobird as of May 27th, 2020 (“Exclusive Business Cooperation Agreement”) (as amended from time to time) and comply with the obligations thereunder as a shareholder of Beijing Infobird. For this purpose, upon the WFOE’s request, I shall sign a series of written documents in substantially the same format and content as the Transaction Documents and Exclusive Business Cooperation Agreement (as amended from time to time).

本同意函的订立、效力、解释、履行、修改和终止以及争议的解决均适用中国法律。因解释和履行本同意函而发生的任何争议，相关方应首先通过友好协商的方式加以解决。如果在一方向其他方发出要求协商解决的书面通知后30天之内争议仍然得不到解决，则任何一方均可将有关争议提交给中国国际经济贸易仲裁委员会，由该会按照其仲裁规则仲裁解决。仲裁应在北京进行，仲裁使用的语言应为中文。仲裁裁决是终局性的，对各方均有约束力。因解释和履行本同意函而发生任何争议或任何争议正在进行仲裁时，除争议的事项外，本人仍应继续行使各自在本协议项下的其他权利并履行本人在本同意函项下的其他义务。

The execution, effectiveness, construction, performance, amendment and termination of this consent letter and the resolution of disputes hereunder shall be governed by the laws of China. In the event of any dispute with respect to the construction and performance of this consent letter, the related parties shall first resolve the dispute through friendly negotiations. In the event the related parties fail to reach an agreement on the dispute within 30 days after either party's request to the other parties for resolution of the dispute through negotiations, either party may submit the relevant dispute to the China International Economic and Trade Arbitration Commission for arbitration, in accordance with its Arbitration Rules. The arbitration shall be conducted in Beijing, and the arbitration proceedings shall be conducted in Chinese. The arbitration award shall be final and binding on all Parties. Upon the occurrence of any disputes arising from the construction and performance of this consent letter or during the pending arbitration of any dispute, except for the matters under dispute, I shall continue to exercise my rights under this consent letter and perform my obligations under this consent letter.

秘密文件 Strictly Confidential

本同意函以中文和英文书就，中英文版本如有冲突，应以中文版为准。

This consent letter is written in Chinese and English. In case there is any conflict between the Chinese version and the English version, the Chinese version shall prevail.

/s/ He Suru

秘密文件 Strictly Confidential

同意函

Spousal Consent

日期：2020年 5 月 27 日

Date: May 27th, 2020

至：交易文件签署方

To: Parties of Transaction Documents

本人，XXX（身份证号码：XXX），为王睿（身份证号码：XXX）之合法配偶。本人在此无条件并不可撤销地同意王睿于2020年 5 月 27 日签署下列文件（下称“交易文件”），并同意按照以下文件的规定处置王睿持有的、并登记在王睿名下的北京讯鸟软件有限公司（下称“北京讯鸟”）的股权：

The undersigned, Guo Ying Ying (ID card No. XXX), is the lawful spouse of Wang Rui (ID card No. XXX). I hereby unconditionally and irrevocably agree to the execution of the following documents (hereinafter referred to as the “Transaction Documents”) by Wang Rui on May 22nd, 2020 and the disposal of the equity interests of Beijing Infobird Software Co., Ltd. (“Beijing Infobird”) held by Wang Rui and registered in Wang Rui’s name according to the following documents:

•	与讯鸟数字科技（北京）有限公司（下称“独资公司”）及北京讯鸟签署的《股权质押协议》；

Equity Interest Pledge Agreement entered into between Infobird Digital Technology (Beijing) Co., Ltd (hereinafter referred to as the “WFOE”) and Beijing Infobird;

•	与独资公司及北京讯鸟签署的《独家购买权合同》；

Exclusive Option Agreement entered into between the WFOE and Beijing Infobird;

•	王睿签署的《授权委托书》。

Power of Attorney executed by Wang Rui.

本人承诺不就王睿持有的北京讯鸟的股权提出任何主张。本人进一步确认，王睿履行交易文件以及进一步修改或终止交易文件并不需要本人另行授权或同意。

I hereby undertake not to make any assertions in connection with the equity interests of Beijing Infobird which are held by Wang Rui. I hereby further confirm that Wang Rui can perform the Transaction Documents and further amend or terminate the Transaction Documents absent authorization or consent from me.

秘密文件 Strictly Confidential

本人承诺将签署一切必要的文件，并采取一切必要的行动，以确保（经不时修订的）交易文件得到适当履行。

I hereby undertake to execute all necessary documents and take all necessary actions to ensure appropriate performance of the Transaction Documents (as amended form time to time).

本人同意并承诺，如本人由于任何原因获得王睿持有的北京讯鸟的任何股权，则本人应受（经不时修订的）交易文件以及独资公司和北京讯鸟之间于2020年 5月 27 日签署的《独家业务合作协议》（下称“独家业务合作协议”）的约束，并遵守作为北京讯鸟的股东在（经不时修订的）交易文件和独家业务合作协议下的义务，且为此目的，一旦独资公司提出要求，本人应签署格式和内容基本与（经不时修订的）交易文件和独家业务合作协议相同的一系列书面文件。

I hereby agree and undertake that if I obtain any equity interests of Beijing Infobird which are held by Wang Rui for any reasons, I shall be bound by the Transaction Documents and the Exclusive Business Cooperation Agreement entered into between the WFOE and Beijing Infobird as of May 27th, 2020 (“Exclusive Business Cooperation Agreement”) (as amended from time to time) and comply with the obligations thereunder as a shareholder of Beijing Infobird. For this purpose, upon the WFOE’s request, I shall sign a series of written documents in substantially the same format and content as the Transaction Documents and Exclusive Business Cooperation Agreement (as amended from time to time).

本同意函的订立、效力、解释、履行、修改和终止以及争议的解决均适用中国法律。因解释和履行本同意函而发生的任何争议，相关方应首先通过友好协商的方式加以解决。如果在一方向其他方发出要求协商解决的书面通知后30天之内争议仍然得不到解决，则任何一方均可将有关争议提交给中国国际经济贸易仲裁委员会，由该会按照其仲裁规则仲裁解决。仲裁应在北京进行，仲裁使用的语言应为中文。仲裁裁决是终局性的，对各方均有约束力。因解释和履行本同意函而发生任何争议或任何争议正在进行仲裁时，除争议的事项外，本人仍应继续行使各自在本协议项下的其他权利并履行本人在本同意函项下的其他义务。

The execution, effectiveness, construction, performance, amendment and termination of this consent letter and the resolution of disputes hereunder shall be governed by the laws of China. In the event of any dispute with respect to the construction and performance of this consent letter, the related parties shall first resolve the dispute through friendly negotiations. In the event the related parties fail to reach an agreement on the dispute within 30 days after either party's request to the other parties for resolution of the dispute through negotiations, either party may submit the relevant dispute to the China International Economic and Trade Arbitration Commission for arbitration, in accordance with its Arbitration Rules. The arbitration shall be conducted in Beijing, and the arbitration proceedings shall be conducted in Chinese. The arbitration award shall be final and binding on all Parties. Upon the occurrence of any disputes arising from the construction and performance of this consent letter or during the pending arbitration of any dispute, except for the matters under dispute, I shall continue to exercise my rights under this consent letter and perform my obligations under this consent letter.

秘密文件 Strictly Confidential

本同意函以中文和英文书就，中英文版本如有冲突，应以中文版为准。

This consent letter is written in Chinese and English. In case there is any conflict between the Chinese version and the English version, the Chinese version shall prevail.

/s/ Guo Ying Ying

秘密文件 Strictly Confidential

同意函

Spousal Consent

日期：2020年 5 月 27 日

Date: May 27th, 2020

至：交易文件签署方

To: Parties of Transaction Documents

本人，XXX（身份证号码：XXX），为翁兵（身份证号码：XXX）之合法配偶。本人在此无条件并不可撤销地同意翁兵于2020年 5 月 27 日签署下列文件（下称“交易文件”），并同意按照以下文件的规定处置翁兵持有的、并登记在翁兵名下的北京讯鸟软件有限公司（下称“北京讯鸟”）的股权：

The undersigned, Wang Xuemeng (ID card No. XXX ), is the lawful spouse of Weng Bing (ID card No. XXX). I hereby unconditionally and irrevocably agree to the execution of the following documents (hereinafter referred to as the “Transaction Documents”) by Weng Bing on May 27th, 2020 and the disposal of the equity interests of Beijing Infobird Software Co., Ltd. (“Beijing Infobird”) held by Weng Bing and registered in Weng Bing’s name according to the following documents:

•	与讯鸟数字科技（北京）有限公司（下称“独资公司”）及北京讯鸟签署的《股权质押协议》；

Equity Interest Pledge Agreement entered into between Infobird Digital Technology (Beijing) Co., Ltd (hereinafter referred to as the “WFOE”) and Beijing Infobird;

•	与独资公司及北京讯鸟签署的《独家购买权合同》；

Exclusive Option Agreement entered into between the WFOE and Beijing Infobird;

•	翁兵签署的《授权委托书》。

Power of Attorney executed by Weng Bing.

本人承诺不就翁兵持有的北京讯鸟的股权提出任何主张。本人进一步确认，翁兵履行交易文件以及进一步修改或终止交易文件并不需要本人另行授权或同意。

I hereby undertake not to make any assertions in connection with the equity interests of Beijing Infobird which are held by Weng Bing. I hereby further confirm that Weng Bing can perform the Transaction Documents and further amend or terminate the Transaction Documents absent authorization or consent from me.

秘密文件 Strictly Confidential

本人承诺将签署一切必要的文件，并采取一切必要的行动，以确保（经不时修订的）交易文件得到适当履行。

I hereby undertake to execute all necessary documents and take all necessary actions to ensure appropriate performance of the Transaction Documents (as amended form time to time).

本人同意并承诺，如本人由于任何原因获得翁兵持有的北京讯鸟的任何股权，则本人应受（经不时修订的）交易文件以及独资公司和北京讯鸟之间于2020年 5月 27 日签署的《独家业务合作协议》（下称“独家业务合作协议”）的约束，并遵守作为北京讯鸟的股东在（经不时修订的）交易文件和独家业务合作协议下的义务，且为此目的，一旦独资公司提出要求，本人应签署格式和内容基本与（经不时修订的）交易文件和独家业务合作协议相同的一系列书面文件。

I hereby agree and undertake that if I obtain any equity interests of Beijing Infobird which are held by Weng Bing for any reasons, I shall be bound by the Transaction Documents and the Exclusive Business Cooperation Agreement entered into between the WFOE and Beijing Infobird as of May 27th, 2020 (“Exclusive Business Cooperation Agreement”) (as amended from time to time) and comply with the obligations thereunder as a shareholder of Beijing Infobird. For this purpose, upon the WFOE’s request, I shall sign a series of written documents in substantially the same format and content as the Transaction Documents and Exclusive Business Cooperation Agreement (as amended from time to time).

本同意函的订立、效力、解释、履行、修改和终止以及争议的解决均适用中国法律。因解释和履行本同意函而发生的任何争议，相关方应首先通过友好协商的方式加以解决。如果在一方向其他方发出要求协商解决的书面通知后30天之内争议仍然得不到解决，则任何一方均可将有关争议提交给中国国际经济贸易仲裁委员会，由该会按照其仲裁规则仲裁解决。仲裁应在北京进行，仲裁使用的语言应为中文。仲裁裁决是终局性的，对各方均有约束力。因解释和履行本同意函而发生任何争议或任何争议正在进行仲裁时，除争议的事项外，本人仍应继续行使各自在本协议项下的其他权利并履行本人在本同意函项下的其他义务。

The execution, effectiveness, construction, performance, amendment and termination of this consent letter and the resolution of disputes hereunder shall be governed by the laws of China. In the event of any dispute with respect to the construction and performance of this consent letter, the related parties shall first resolve the dispute through friendly negotiations. In the event the related parties fail to reach an agreement on the dispute within 30 days after either party's request to the other parties for resolution of the dispute through negotiations, either party may submit the relevant dispute to the China International Economic and Trade Arbitration Commission for arbitration, in accordance with its Arbitration Rules. The arbitration shall be conducted in Beijing, and the arbitration proceedings shall be conducted in Chinese. The arbitration award shall be final and binding on all Parties. Upon the occurrence of any disputes arising from the construction and performance of this consent letter or during the pending arbitration of any dispute, except for the matters under dispute, I shall continue to exercise my rights under this consent letter and perform my obligations under this consent letter.

秘密文件 Strictly Confidential

本同意函以中文和英文书就，中英文版本如有冲突，应以中文版为准。

This consent letter is written in Chinese and English. In case there is any conflict between the Chinese version and the English version, the Chinese version shall prevail.

/s/ Wang Xuemeng

秘密文件 Strictly Confidential

同意函

Spousal Consent

日期：2020年 5 月 27 日

Date: May 27th, 2020

至：交易文件签署方

To: Parties of Transaction Documents

本人，XXX（身份证号码：XXX），为吴为民（身份证号码：XXX）之合法配偶。本人在此无条件并不可撤销地同意吴为民于2020年 5 月 27 日签署下列文件（下称“交易文件”），并同意按照以下文件的规定处置吴为民持有的、并登记在吴为民名下的北京讯鸟软件有限公司（下称“北京讯鸟”）的股权：

The undersigned, Lyu Ling (ID card No. XXX), is the lawful spouse of Wu Weimin (ID card No. XXX). I hereby unconditionally and irrevocably agree to the execution of the following documents (hereinafter referred to as the “Transaction Documents”) by Wu Weimin on May 27th, 2020 and the disposal of the equity interests of Beijing Infobird Software Co., Ltd. (“Beijing Infobird”) held by Wu Weimin and registered in Wu Weimin ’s name according to the following documents:

•	与讯鸟数字科技（北京）有限公司（下称“独资公司”）及北京讯鸟签署的《股权质押协议》；

Equity Interest Pledge Agreement entered into between Infobird Digital Technology (Beijing) Co., Ltd (hereinafter referred to as the “WFOE”) and Beijing Infobird;

•	与独资公司及北京讯鸟签署的《独家购买权合同》；

Exclusive Option Agreement entered into between the WFOE and Beijing Infobird;

•	吴为民签署的《授权委托书》。

Power of Attorney executed by Wu Weimin.

本人承诺不就吴为民持有的北京讯鸟的股权提出任何主张。本人进一步确认，吴为民履行交易文件以及进一步修改或终止交易文件并不需要本人另行授权或同意。

I hereby undertake not to make any assertions in connection with the equity interests of Beijing Infobird which are held by Wu Weimin. I hereby further confirm that Wu Weimin can perform the Transaction Documents and further amend or terminate the Transaction Documents absent authorization or consent from me.

秘密文件 Strictly Confidential

本人承诺将签署一切必要的文件，并采取一切必要的行动，以确保（经不时修订的）交易文件得到适当履行。

I hereby undertake to execute all necessary documents and take all necessary actions to ensure appropriate performance of the Transaction Documents (as amended form time to time).

本人同意并承诺，如本人由于任何原因获得吴为民持有的北京讯鸟的任何股权，则本人应受（经不时修订的）交易文件以及独资公司和北京讯鸟之间于2020年 5月 27 日签署的《独家业务合作协议》（下称“独家业务合作协议”）的约束，并遵守作为北京讯鸟的股东在（经不时修订的）交易文件和独家业务合作协议下的义务，且为此目的，一旦独资公司提出要求，本人应签署格式和内容基本与（经不时修订的）交易文件和独家业务合作协议相同的一系列书面文件。

I hereby agree and undertake that if I obtain any equity interests of Beijing Infobird which are held by Wu Weimin for any reasons, I shall be bound by the Transaction Documents and the Exclusive Business Cooperation Agreement entered into between the WFOE and Beijing Infobird as of May 27th 2020 (“Exclusive Business Cooperation Agreement”) (as amended from time to time) and comply with the obligations thereunder as a shareholder of Beijing Infobird. For this purpose, upon the WFOE’s request, I shall sign a series of written documents in substantially the same format and content as the Transaction Documents and Exclusive Business Cooperation Agreement (as amended from time to time).

本同意函的订立、效力、解释、履行、修改和终止以及争议的解决均适用中国法律。因解释和履行本同意函而发生的任何争议，相关方应首先通过友好协商的方式加以解决。如果在一方向其他方发出要求协商解决的书面通知后30天之内争议仍然得不到解决，则任何一方均可将有关争议提交给中国国际经济贸易仲裁委员会，由该会按照其仲裁规则仲裁解决。仲裁应在北京进行，仲裁使用的语言应为中文。仲裁裁决是终局性的，对各方均有约束力。因解释和履行本同意函而发生任何争议或任何争议正在进行仲裁时，除争议的事项外，本人仍应继续行使各自在本协议项下的其他权利并履行本人在本同意函项下的其他义务。

The execution, effectiveness, construction, performance, amendment and termination of this consent letter and the resolution of disputes hereunder shall be governed by the laws of China. In the event of any dispute with respect to the construction and performance of this consent letter, the related parties shall first resolve the dispute through friendly negotiations. In the event the related parties fail to reach an agreement on the dispute within 30 days after either party's request to the other parties for resolution of the dispute through negotiations, either party may submit the relevant dispute to the China International Economic and Trade Arbitration Commission for arbitration, in accordance with its Arbitration Rules. The arbitration shall be conducted in Beijing, and the arbitration proceedings shall be conducted in Chinese. The arbitration award shall be final and binding on all Parties. Upon the occurrence of any disputes arising from the construction and performance of this consent letter or during the pending arbitration of any dispute, except for the matters under dispute, I shall continue to exercise my rights under this consent letter and perform my obligations under this consent letter.

秘密文件 Strictly Confidential

本同意函以中文和英文书就，中英文版本如有冲突，应以中文版为准。

This consent letter is written in Chinese and English. In case there is any conflict between the Chinese version and the English version, the Chinese version shall prevail.

/s/ Lyu Ling

秘密文件 Strictly Confidential

同意函

Spousal Consent

日期：2020年 5 月 27 日

Date: May 27th, 2020

至：交易文件签署方

To: Parties of Transaction Documents

本人， （身份证号码： XXX），为吴益民（身份证号码：XXX）之合法配偶。本人在此无条件并不可撤销地同意吴益民于2020年 5 月 27 日签署下列文件（下称“交易文件”），并同意按照以下文件的规定处置吴益民持有的、并登记在吴益民名下的北京讯鸟软件有限公司（下称“北京讯鸟”）的股权：

The undersigned, Tang Qing (ID card No. XXX), is the lawful spouse of Wu Yimin (ID card No. XXX). I hereby unconditionally and irrevocably agree to the execution of the following documents (hereinafter referred to as the “Transaction Documents”) by Wu Yimin on May 27th, 2020 and the disposal of the equity interests of Beijing Infobird Software Co., Ltd. (“Beijing Infobird”) held by Wu Yimin and registered in Wu Yimin’s name according to the following documents:

•	与讯鸟数字科技（北京）有限公司（下称“独资公司”）及北京讯鸟签署的《股权质押协议》；

Equity Interest Pledge Agreement entered into between Infobird Digital Technology (Beijing) Co., Ltd (hereinafter referred to as the “WFOE”) and Beijing Infobird;

•	与独资公司及北京讯鸟签署的《独家购买权合同》；

Exclusive Option Agreement entered into between the WFOE and Beijing Infobird;

•	吴益民签署的《授权委托书》。

Power of Attorney executed by Wu Yimin.

本人承诺不就吴益民持有的北京讯鸟的股权提出任何主张。本人进一步确认，吴益民履行交易文件以及进一步修改或终止交易文件并不需要本人另行授权或同意。

I hereby undertake not to make any assertions in connection with the equity interests of Beijing Infobird which are held by Wu Yimin. I hereby further confirm that Wu Yimin can perform the Transaction Documents and further amend or terminate the Transaction Documents absent authorization or consent from me.

秘密文件 Strictly Confidential

本人承诺将签署一切必要的文件，并采取一切必要的行动，以确保（经不时修订的）交易文件得到适当履行。

I hereby undertake to execute all necessary documents and take all necessary actions to ensure appropriate performance of the Transaction Documents (as amended form time to time).

本人同意并承诺，如本人由于任何原因获得吴益民持有的北京讯鸟的任何股权，则本人应受（经不时修订的）交易文件以及独资公司和北京讯鸟之间于2020年 5月 27 日签署的《独家业务合作协议》（下称“独家业务合作协议”）的约束，并遵守作为北京讯鸟的股东在（经不时修订的）交易文件和独家业务合作协议下的义务，且为此目的，一旦独资公司提出要求，本人应签署格式和内容基本与（经不时修订的）交易文件和独家业务合作协议相同的一系列书面文件。

I hereby agree and undertake that if I obtain any equity interests of Beijing Infobird which are held by Wu Yimin for any reasons, I shall be bound by the Transaction Documents and the Exclusive Business Cooperation Agreement entered into between the WFOE and Beijing Infobird as of May 27th, 2020 (“Exclusive Business Cooperation Agreement”) (as amended from time to time) and comply with the obligations thereunder as a shareholder of Beijing Infobird. For this purpose, upon the WFOE’s request, I shall sign a series of written documents in substantially the same format and content as the Transaction Documents and Exclusive Business Cooperation Agreement (as amended from time to time).

本同意函的订立、效力、解释、履行、修改和终止以及争议的解决均适用中国法律。因解释和履行本同意函而发生的任何争议，相关方应首先通过友好协商的方式加以解决。如果在一方向其他方发出要求协商解决的书面通知后30天之内争议仍然得不到解决，则任何一方均可将有关争议提交给中国国际经济贸易仲裁委员会，由该会按照其仲裁规则仲裁解决。仲裁应在北京进行，仲裁使用的语言应为中文。仲裁裁决是终局性的，对各方均有约束力。因解释和履行本同意函而发生任何争议或任何争议正在进行仲裁时，除争议的事项外，本人仍应继续行使各自在本协议项下的其他权利并履行本人在本同意函项下的其他义务。

The execution, effectiveness, construction, performance, amendment and termination of this consent letter and the resolution of disputes hereunder shall be governed by the laws of China. In the event of any dispute with respect to the construction and performance of this consent letter, the related parties shall first resolve the dispute through friendly negotiations. In the event the related parties fail to reach an agreement on the dispute within 30 days after either party's request to the other parties for resolution of the dispute through negotiations, either party may submit the relevant dispute to the China International Economic and Trade Arbitration Commission for arbitration, in accordance with its Arbitration Rules. The arbitration shall be conducted in Beijing, and the arbitration proceedings shall be conducted in Chinese. The arbitration award shall be final and binding on all Parties. Upon the occurrence of any disputes arising from the construction and performance of this consent letter or during the pending arbitration of any dispute, except for the matters under dispute, I shall continue to exercise my rights under this consent letter and perform my obligations under this consent letter.

秘密文件 Strictly Confidential

本同意函以中文和英文书就，中英文版本如有冲突，应以中文版为准。

This consent letter is written in Chinese and English. In case there is any conflict between the Chinese version and the English version, the Chinese version shall prevail.

/s/ Tang Qing

秘密文件 Strictly Confidential

同意函

Spousal Consent

日期：2020年 5 月 27 日

Date: May 27th, 2020

至：交易文件签署方

To: Parties of Transaction Documents

本人，XXX（身份证号码：XXX），为肖乐健（身份证号码：XXX）之合法配偶。本人在此无条件并不可撤销地同意肖乐健于2020年 5 月 27 日签署下列文件（下称“交易文件”），并同意按照以下文件的规定处置肖乐健持有的、并登记在肖乐健名下的北京讯鸟软件有限公司（下称“北京讯鸟”）的股权：

The undersigned, Cui Heying (ID card No. XXX), is the lawful spouse of Xiao Lejian (ID card No. XXX). I hereby unconditionally and irrevocably agree to the execution of the following documents (hereinafter referred to as the “Transaction Documents”) by Xiao Lejian on May 27th, 2020 and the disposal of the equity interests of Beijing Infobird Software Co., Ltd. (“Beijing Infobird”) held by Xiao Lejian and registered in Xiao Lejian’s name according to the following documents:

•	与讯鸟数字科技（北京）有限公司（下称“独资公司”）及北京讯鸟签署的《股权质押协议》；

Equity Interest Pledge Agreement entered into between Infobird Digital Technology (Beijing) Co., Ltd (hereinafter referred to as the “WFOE”) and Beijing Infobird;

•	与独资公司及北京讯鸟签署的《独家购买权合同》；

Exclusive Option Agreement entered into between the WFOE and Beijing Infobird;

•	肖乐健签署的《授权委托书》。

Power of Attorney executed by Xiao Lejian.

本人承诺不就肖乐健持有的北京讯鸟的股权提出任何主张。本人进一步确认，肖乐健履行交易文件以及进一步修改或终止交易文件并不需要本人另行授权或同意。

I hereby undertake not to make any assertions in connection with the equity interests of Beijing Infobird which are held by Xiao Lejian. I hereby further confirm that Xiao Lejian can perform the Transaction Documents and further amend or terminate the Transaction Documents absent authorization or consent from me.

秘密文件 Strictly Confidential

本人承诺将签署一切必要的文件，并采取一切必要的行动，以确保（经不时修订的）交易文件得到适当履行。

I hereby undertake to execute all necessary documents and take all necessary actions to ensure appropriate performance of the Transaction Documents (as amended form time to time).

本人同意并承诺，如本人由于任何原因获得肖乐健持有的北京讯鸟的任何股权，则本人应受（经不时修订的）交易文件以及独资公司和北京讯鸟之间于2020年 5月 27 日签署的《独家业务合作协议》（下称“独家业务合作协议”）的约束，并遵守作为北京讯鸟的股东在（经不时修订的）交易文件和独家业务合作协议下的义务，且为此目的，一旦独资公司提出要求，本人应签署格式和内容基本与（经不时修订的）交易文件和独家业务合作协议相同的一系列书面文件。

I hereby agree and undertake that if I obtain any equity interests of Beijing Infobird which are held by Xiao Lejian for any reasons, I shall be bound by the Transaction Documents and the Exclusive Business Cooperation Agreement entered into between the WFOE and Beijing Infobird as of May 27th, 2020 (“Exclusive Business Cooperation Agreement”) (as amended from time to time) and comply with the obligations thereunder as a shareholder of Beijing Infobird. For this purpose, upon the WFOE’s request, I shall sign a series of written documents in substantially the same format and content as the Transaction Documents and Exclusive Business Cooperation Agreement (as amended from time to time).

本同意函的订立、效力、解释、履行、修改和终止以及争议的解决均适用中国法律。因解释和履行本同意函而发生的任何争议，相关方应首先通过友好协商的方式加以解决。如果在一方向其他方发出要求协商解决的书面通知后30天之内争议仍然得不到解决，则任何一方均可将有关争议提交给中国国际经济贸易仲裁委员会，由该会按照其仲裁规则仲裁解决。仲裁应在北京进行，仲裁使用的语言应为中文。仲裁裁决是终局性的，对各方均有约束力。因解释和履行本同意函而发生任何争议或任何争议正在进行仲裁时，除争议的事项外，本人仍应继续行使各自在本协议项下的其他权利并履行本人在本同意函项下的其他义务。

The execution, effectiveness, construction, performance, amendment and termination of this consent letter and the resolution of disputes hereunder shall be governed by the laws of China. In the event of any dispute with respect to the construction and performance of this consent letter, the related parties shall first resolve the dispute through friendly negotiations. In the event the related parties fail to reach an agreement on the dispute within 30 days after either party's request to the other parties for resolution of the dispute through negotiations, either party may submit the relevant dispute to the China International Economic and Trade Arbitration Commission for arbitration, in accordance with its Arbitration Rules. The arbitration shall be conducted in Beijing, and the arbitration proceedings shall be conducted in Chinese. The arbitration award shall be final and binding on all Parties. Upon the occurrence of any disputes arising from the construction and performance of this consent letter or during the pending arbitration of any dispute, except for the matters under dispute, I shall continue to exercise my rights under this consent letter and perform my obligations under this consent letter.

秘密文件 Strictly Confidential

本同意函以中文和英文书就，中英文版本如有冲突，应以中文版为准。

This consent letter is written in Chinese and English. In case there is any conflict between the Chinese version and the English version, the Chinese version shall prevail.

/s/ Cui Heying

秘密文件 Strictly Confidential

同意函

Spousal Consent

日期：2020年 5 月 27 日

Date: May 27th, 2020

至：交易文件签署方

To: Parties of Transaction Documents

本人，李月云（身份证号码：XXX），为闫林德（身份证号码：XXX）之合法配偶。本人在此无条件并不可撤销地同意闫林德于2020年 5 月 27 日签署下列文件（下称“交易文件”），并同意按照以下文件的规定处置闫林德持有的、并登记在闫林德名下的北京讯鸟软件有限公司（下称“北京讯鸟”）的股权：

The undersigned, Li Yueyun (ID card No. XXX), is the lawful spouse of Yan Linde (ID card No. XXX). I hereby unconditionally and irrevocably agree to the execution of the following documents (hereinafter referred to as the “Transaction Documents”) by Yan Linde on May 27th, 2020 and the disposal of the equity interests of Beijing Infobird Software Co., Ltd. (“Beijing Infobird”) held by Yan Linde and registered in Yan Linde’s name according to the following documents:

•	与讯鸟数字科技（北京）有限公司（下称“独资公司”）及北京讯鸟签署的《股权质押协议》；

Equity Interest Pledge Agreement entered into between Infobird Digital Technology (Beijing) Co., Ltd (hereinafter referred to as the “WFOE”) and Beijing Infobird;

•	与独资公司及北京讯鸟签署的《独家购买权合同》；

Exclusive Option Agreement entered into between the WFOE and Beijing Infobird;

•	闫林德签署的《授权委托书》。

Power of Attorney executed by Yan Linde.

本人承诺不就闫林德持有的北京讯鸟的股权提出任何主张。本人进一步确认，闫林德履行交易文件以及进一步修改或终止交易文件并不需要本人另行授权或同意。

I hereby undertake not to make any assertions in connection with the equity interests of Beijing Infobird which are held by Yan Linde. I hereby further confirm that Yan Linde can perform the Transaction Documents and further amend or terminate the Transaction Documents absent authorization or consent from me.

秘密文件 Strictly Confidential

本人承诺将签署一切必要的文件，并采取一切必要的行动，以确保（经不时修订的）交易文件得到适当履行。

I hereby undertake to execute all necessary documents and take all necessary actions to ensure appropriate performance of the Transaction Documents (as amended form time to time).

本人同意并承诺，如本人由于任何原因获得闫林德持有的北京讯鸟的任何股权，则本人应受（经不时修订的）交易文件以及独资公司和北京讯鸟之间于2020年 5月 27 日签署的《独家业务合作协议》（下称“独家业务合作协议”）的约束，并遵守作为北京讯鸟的股东在（经不时修订的）交易文件和独家业务合作协议下的义务，且为此目的，一旦独资公司提出要求，本人应签署格式和内容基本与（经不时修订的）交易文件和独家业务合作协议相同的一系列书面文件。

I hereby agree and undertake that if I obtain any equity interests of Beijing Infobird which are held by Yan Linde for any reasons, I shall be bound by the Transaction Documents and the Exclusive Business Cooperation Agreement entered into between the WFOE and Beijing Infobird as of May 27th, 2020 (“Exclusive Business Cooperation Agreement”) (as amended from time to time) and comply with the obligations thereunder as a shareholder of Beijing Infobird. For this purpose, upon the WFOE’s request, I shall sign a series of written documents in substantially the same format and content as the Transaction Documents and Exclusive Business Cooperation Agreement (as amended from time to time).

本同意函的订立、效力、解释、履行、修改和终止以及争议的解决均适用中国法律。因解释和履行本同意函而发生的任何争议，相关方应首先通过友好协商的方式加以解决。如果在一方向其他方发出要求协商解决的书面通知后30天之内争议仍然得不到解决，则任何一方均可将有关争议提交给中国国际经济贸易仲裁委员会，由该会按照其仲裁规则仲裁解决。仲裁应在北京进行，仲裁使用的语言应为中文。仲裁裁决是终局性的，对各方均有约束力。因解释和履行本同意函而发生任何争议或任何争议正在进行仲裁时，除争议的事项外，本人仍应继续行使各自在本协议项下的其他权利并履行本人在本同意函项下的其他义务。

The execution, effectiveness, construction, performance, amendment and termination of this consent letter and the resolution of disputes hereunder shall be governed by the laws of China. In the event of any dispute with respect to the construction and performance of this consent letter, the related parties shall first resolve the dispute through friendly negotiations. In the event the related parties fail to reach an agreement on the dispute within 30 days after either party's request to the other parties for resolution of the dispute through negotiations, either party may submit the relevant dispute to the China International Economic and Trade Arbitration Commission for arbitration, in accordance with its Arbitration Rules. The arbitration shall be conducted in Beijing, and the arbitration proceedings shall be conducted in Chinese. The arbitration award shall be final and binding on all Parties. Upon the occurrence of any disputes arising from the construction and performance of this consent letter or during the pending arbitration of any dispute, except for the matters under dispute, I shall continue to exercise my rights under this consent letter and perform my obligations under this consent letter.

秘密文件 Strictly Confidential

本同意函以中文和英文书就，中英文版本如有冲突，应以中文版为准。

This consent letter is written in Chinese and English. In case there is any conflict between the Chinese version and the English version, the Chinese version shall prevail.

/s/ Li Yueyun

秘密文件 Strictly Confidential

同意函

Spousal Consent

日期：2020年 5 月 27 日

Date: May 27th, 2020

至：交易文件签署方

To: Parties of Transaction Documents

本人，XXX（身份证号码：XXX），为喻濯珂（身份证号码：XXX）之合法配偶。本人在此无条件并不可撤销地同意喻濯珂于2020年 5 月 27 日签署下列文件（下称“交易文件”），并同意按照以下文件的规定处置喻濯珂持有的、并登记在喻濯珂名下的北京讯鸟软件有限公司（下称“北京讯鸟”）的股权：

The undersigned, Wang Hao (ID card No. XXX), is the lawful spouse of Yu Zhuoke (ID card No. XXX). I hereby unconditionally and irrevocably agree to the execution of the following documents (hereinafter referred to as the “Transaction Documents”) by Yu Zhuoke on May 27th, 2020 and the disposal of the equity interests of Beijing Infobird Software Co., Ltd. (“Beijing Infobird”) held by Yu Zhuoke and registered in Yu Zhuoke’s name according to the following documents:

•	与讯鸟数字科技（北京）有限公司（下称“独资公司”）及北京讯鸟签署的《股权质押协议》；

Equity Interest Pledge Agreement entered into between Infobird Digital Technology (Beijing) Co., Ltd (hereinafter referred to as the “WFOE”) and Beijing Infobird;

•	与独资公司及北京讯鸟签署的《独家购买权合同》；

Exclusive Option Agreement entered into between the WFOE and Beijing Infobird;

•	喻濯珂签署的《授权委托书》。

Power of Attorney executed by Yu Zhuoke.

本人承诺不就喻濯珂持有的北京讯鸟的股权提出任何主张。本人进一步确认，喻濯珂履行交易文件以及进一步修改或终止交易文件并不需要本人另行授权或同意。

I hereby undertake not to make any assertions in connection with the equity interests of Beijing Infobird which are held by Yu Zhuoke. I hereby further confirm that Yu Zhuoke can perform the Transaction Documents and further amend or terminate the Transaction Documents absent authorization or consent from me.

秘密文件 Strictly Confidential

本人承诺将签署一切必要的文件，并采取一切必要的行动，以确保（经不时修订的）交易文件得到适当履行。

I hereby undertake to execute all necessary documents and take all necessary actions to ensure appropriate performance of the Transaction Documents (as amended form time to time).

本人同意并承诺，如本人由于任何原因获得喻濯珂持有的北京讯鸟的任何股权，则本人应受（经不时修订的）交易文件以及独资公司和北京讯鸟之间于2020年 5月 27 日签署的《独家业务合作协议》（下称“独家业务合作协议”）的约束，并遵守作为北京讯鸟的股东在（经不时修订的）交易文件和独家业务合作协议下的义务，且为此目的，一旦独资公司提出要求，本人应签署格式和内容基本与（经不时修订的）交易文件和独家业务合作协议相同的一系列书面文件。

I hereby agree and undertake that if I obtain any equity interests of Beijing Infobird which are held by Yu Zhuoke for any reasons, I shall be bound by the Transaction Documents and the Exclusive Business Cooperation Agreement entered into between the WFOE and Beijing Infobird as of May 27th, 2020 (“Exclusive Business Cooperation Agreement”) (as amended from time to time) and comply with the obligations thereunder as a shareholder of Beijing Infobird. For this purpose, upon the WFOE’s request, I shall sign a series of written documents in substantially the same format and content as the Transaction Documents and Exclusive Business Cooperation Agreement (as amended from time to time).

本同意函的订立、效力、解释、履行、修改和终止以及争议的解决均适用中国法律。因解释和履行本同意函而发生的任何争议，相关方应首先通过友好协商的方式加以解决。如果在一方向其他方发出要求协商解决的书面通知后30天之内争议仍然得不到解决，则任何一方均可将有关争议提交给中国国际经济贸易仲裁委员会，由该会按照其仲裁规则仲裁解决。仲裁应在北京进行，仲裁使用的语言应为中文。仲裁裁决是终局性的，对各方均有约束力。因解释和履行本同意函而发生任何争议或任何争议正在进行仲裁时，除争议的事项外，本人仍应继续行使各自在本协议项下的其他权利并履行本人在本同意函项下的其他义务。

The execution, effectiveness, construction, performance, amendment and termination of this consent letter and the resolution of disputes hereunder shall be governed by the laws of China. In the event of any dispute with respect to the construction and performance of this consent letter, the related parties shall first resolve the dispute through friendly negotiations. In the event the related parties fail to reach an agreement on the dispute within 30 days after either party's request to the other parties for resolution of the dispute through negotiations, either party may submit the relevant dispute to the China International Economic and Trade Arbitration Commission for arbitration, in accordance with its Arbitration Rules. The arbitration shall be conducted in Beijing, and the arbitration proceedings shall be conducted in Chinese. The arbitration award shall be final and binding on all Parties. Upon the occurrence of any disputes arising from the construction and performance of this consent letter or during the pending arbitration of any dispute, except for the matters under dispute, I shall continue to exercise my rights under this consent letter and perform my obligations under this consent letter.

秘密文件 Strictly Confidential

本同意函以中文和英文书就，中英文版本如有冲突，应以中文版为准。

This consent letter is written in Chinese and English. In case there is any conflict between the Chinese version and the English version, the Chinese version shall prevail.

/s/ Wang Hao

秘密文件 Strictly Confidential